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                                                                   EXHIBIT 10.13

                                     FORM
                                      OF
                           INDEMNIFICATION AGREEMENT


     This Indemnification Agreement (this "Agreement"), dated as of ______________, 1999, is made by and between GreenMountain.com Company, a Delaware corporation (the "Corporation"), and ______________________________ ("Indemnitee").

                                    RECITALS
                                    --------

     A. It is essential to the Corporation to retain and attract as directors and officers the most capable persons available.

     B.   Indemnitee is a director and/or officer of the Corporation.

     C. Both the Corporation and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of companies in today's environment.

     D. The Corporation's certificate of incorporation (the "Certificate") and bylaws (the "Bylaws") provide that the Corporation will indemnify its directors and officers to the full extent permitted by law and will advance expenses in connection therewith, and Indemnitee's willingness to serve as a director and/or officer of the Corporation is based in part on Indemnitee's reliance on such provisions.

     E. In recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Corporation in an effective manner, and Indemnitee's reliance on the aforesaid provisions of the Certificate and Bylaws, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such provisions will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such provisions or any change in the composition of the Corporation's Board of Directors or any acquisition or business combination transaction relating to the Corporation), the Corporation wishes to provide in this Agreement for the indemnification of and the advancement of expenses to Indemnitee as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Corporation's directors' and officers' liability insurance policies.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Certain Definitions.
          -------------------

          1.1.  "Claim" means any threatened, pending or completed action, suit
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or proceeding, or any inquiry or investigation, whether instituted, made or conducted by the
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Corporation or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

          1.2.  "Expenses" includes attorneys' fees and all other costs,
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expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Claim relating to any Indemnifiable Event.

          1.3.  "Indemnifiable Event" means any actual or asserted event or
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occurrence related to the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other entity, whether or not for profit (including the heirs, executors, administrators or estate of such person), or anything done or not done by Indemnitee in any such capacity.

     2.   Basic Indemnification Arrangement.  In the event Indemnitee was, is or
          ---------------------------------
becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in whole or in part out of) an Indemnifiable Event, the Corporation will indemnify Indemnitee to the fullest extent permitted by law as soon as practicable but in any event no later than 60 calendar days after written demand is presented to the Corporation, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claims. Notwithstanding anything in this Agreement to the contrary, Indemnitee will not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Corporation or any director or officer of the Corporation unless the Corporation has joined in or consented to the initiation of such Claim. If so requested by Indemnitee, the Corporation will advance (within two business days of such request) any and all Expenses to Indemnitee.

     3.   Indemnification for Additional Expenses.  The Corporation will
          ---------------------------------------
indemnify Indemnitee against, and, if requested by Indemnitee, will (within two business days of such request) advance to Indemnitee, any and all attorneys' fees and other costs, expenses and obligations paid or incurred by Indemnitee in connection with any claim, action, suit or proceeding asserted or brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Corporation under this Agreement or any other agreement or under any provision of the Certificate or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

     4.   Partial Indemnity, Etc.  If Indemnitee is entitled under any provision
          -----------------------
of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Corporation will nevertheless indemnify Indemnitee for the portion

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thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee will be indemnified against all Expenses incurred in connection therewith. In connection with any determination as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof will be on the Corporation to establish that Indemnitee is not so entitled.

     5.   No Presumption.  For purposes of this Agreement, the termination of
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any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere
                                                                 ---- ----------
or its equivalent, will not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

     6.   Non-Exclusivity, Etc.  The rights of Indemnitee hereunder will be in
          ---------------------
addition to any other rights Indemnitee may have under the Certificate, the Bylaws or the Delaware General Corporation Law or otherwise; provided, however,
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that to the extent that Indemnitee otherwise would have any greater right to indemnification under any provision of the Certificate or Bylaws as in effect on the date hereof, Indemnitee will be deemed to have such greater right hereunder; and provided further that to the extent that any change is made to the Delaware
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General Corporation Law (whether by legislative action or judicial decision), the Certificate and/or the Bylaws which permits any greater right to indemnification than that provided under this Agreement as of the date hereof, Indemnitee will be deemed to have such greater right hereunder. The Corporation will not adopt any amendment to the Certificate or the Bylaws the effect of which would be to deny, diminish or encumber Indemnitee's right to indemnification under the Certificate, the Bylaws or the Delaware General Corporation Law or otherwise as applied to any act or failure to act occurring in whole or in part prior to the date upon which the amendment was approved by the Corporation's Board of Directors and/or its stockholders, as the case may be.

     7.   Liability Insurance and Funding.  To the extent the Corporation
          -------------------------------
maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee will be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Corporation director or officer. The Corporation may, but will not be required to, create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such amounts as may be necessary to satisfy its obligations to indemnify and advance expenses pursuant to this Agreement.

     8.   Period of Limitations.  No legal action will be brought and no cause
          ---------------------
of action will be asserted by or on behalf of the Corporation or any affiliate of the Corporation against Indemnitee or Indemnitee's spouse, personal or legal representatives, executors, administrators, successors, heirs, distributees or legatees after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Corporation or its affiliates will be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however,
                                                             --------  -------
that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period will govern.

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     9.   Subrogation.  In the event of payment under this Agreement, the
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Corporation will be subrogated to the extent of such payment to all of the related rights of recovery of Indemnitee against other persons or entities. The Indemnitee will execute all papers reasonably required and will do everything that may be reasonably necessary to secure such rights and enable the Corporation effectively to bring suit to enforce such rights (all of Indemnitee's reasonable costs and expenses, including attorneys' fees and disbursements, to be reimbursed by or, at the option of Indemnitee, advanced by the Corporation).

     10.  No Duplication of Payments.  The Corporation will not be liable under
          --------------------------
this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, the Certificate or the Bylaws or otherwise) of the amounts otherwise indemnifiable hereunder.

     11.  Joint Defense.  Notwithstanding anything to the contrary herein
          -------------
contained, if (a) Indemnitee elects to retain counsel in connection with any Claim in respect of which indemnification may be sought by Indemnitee against the Corporation pursuant to this Agreement and (b) any other director or officer of the Corporation may also be subject to liability arising out of such Claim and in connection with such Claim may seek indemnification against the Corporation pursuant to an agreement similar to this Agreement, Indemnitee, together with such other persons, will employ counsel to represent jointly Indemnitee and such other persons unless the Board of Directors of the Corporation, upon the written request of Indemnitee delivered to the Corporation (to the attention of the Secretary) setting forth in reasonable detail the basis for such request, determines that such joint representation would be precluded under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, in which case Indemnitee will be entitled to be represented by separate counsel. In the event that the Board of Directors of the Corporation fails to act on such request within 30 calendar days after receipt thereof by the Corporation, Indemnitee will be deemed to be entitled to be represented by separate counsel in connection with such Claim.

     12.  Successors and Binding Agreement.  (a)  The Corporation will require
          --------------------------------
any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Corporation, by agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Corporation and any successor to the Corporation, including without limitation any person acquiring directly or indirectly all or substantially all of the business or assets of the Corporation whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the "Corporation" for purposes of this Agreement), but will not otherwise be assignable, transferable or delegatable by the Corporation.

          (b) This Agreement will inure to the benefit of and be enforceable by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

          (c) This Agreement is personal in nature and neither of the parties hereto will, without the consent of the other, assign, transfer or delegate this Agreement or any rights or

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obligations hereunder except as expressly provided in Sections 12(a) and 12(b).
Without limiting the generality or effect of the foregoing, Indemnitee's right to receive payments hereunder will not be assignable, transferable or delegatable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by the Indemnitee's will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 12(c), the Corporation will have no liability to pay any amount so attempted to be assigned, transferred or delegated.

     13.  Notices.  For all purposes of this Agreement, all communications,
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including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five calendar days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent for next-day delivery by a nationally recognized overnight courier service, addressed to the Corporation (to the attention of the Secretary of the Corporation) at its principal executive office and to the Indemnitee at the Indemnitee's principal residence as shown in the Corporation's most current records, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

     14.  Governing Law.  The validity, interpretation, construction and
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performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware, without giving effect to the principles of conflict of laws of such State.

     15.  Validity.  If any provision of this Agreement or the application of
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any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstance will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

     16.  Miscellaneous.  No provision of this Agreement may be waived, modified
          -------------
or discharged unless such waiver, modification or discharge is agreed to in writing signed by Indemnitee and the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

     17.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    GREENMOUNTAIN.COM COMPANY



                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------



                                    --------------------------------------------

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